Provision for tax, civil and labor risks (Policies)	12 Months Ended
Dec. 31, 2021
Provision for tax, civil and labor risks
Provision for tax, civil and labor risks

Accounting policy

Provisions for risks (labor, civil, and tax) are recognized when: (a) there is a present obligation as a result of a past event; (b) it is probable that an outflow of funds will be required to settle the obligation; and (c) the amount has been reliably estimated. In case of a series of similar obligations, the likelihood that an outflow will be required to settle them is determined taking into consideration the class of obligations as a whole.

A provision for tax, civil and labor risks is recognized in the consolidated financial statements when the risk of loss in an administrative or judicial proceeding is considered probable, with a probable disbursement of funds to settle the obligations, and whenever the amounts involved can be reliably measured. The definition of the probability of loss is an estimate based on the opinion of legal advisors and management, the nature of the proceedings, similarity with previous cases, and the complexity of the courts.

Contingent assets are not recognized in consolidated financial statements since they refer to results that might never be realized. However, when the realization of the gain is virtually certain, then the related asset is no longer a contingent asset and its recognition becomes appropriate. Contingent assets with a probable favorable outcome are only disclosed in the notes to the consolidated financial statements. At December 31, 2021 and December 31, 2020, Getnet had no contingent assets.

Contingent liabilities assessed as possible losses are not recognized in consolidated financial statements and are instead only disclosed in explanatory notes. Contingent liabilities assessed as remote losses are neither recognized nor disclosed.